Exhibit 99.1

NEWS RELEASE

Kaman Corporation
Bloomfield, CT USA

P 860.243.7100
www.kaman.com

Kaman Corporation Announces Pricing of Offering of

$175 Million Convertible Senior Notes due 2024

BLOOMFIELD, Conn. – (BUSINESS WIRE) – May 8, 2017 – Kaman Corporation (the “Company”) (NYSE:KAMN) announced today the pricing of its offering of $175 million aggregate principal amount of 3.25% convertible senior notes due 2024 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering, the Company granted the initial purchasers an option to purchase, within the 13-day period beginning on, and including, the date the Company first issues the notes, up to an additional $25 million aggregate principal amount of such notes, solely to cover over-allotments, if any.

When issued, the notes will be senior unsecured obligations of the Company, and will pay interest at a rate of 3.25% per year payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2017. The notes will mature on May 1, 2024, unless repurchased or converted in accordance with their terms prior to such date. Prior to November 1, 2023, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and on and after November 1, 2023, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election. The conversion rate will initially be 15.3227 shares of the Company’s common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $65.26 per share of the Company’s common stock). The initial conversion price of the notes represents a premium of approximately 25% to the $52.21 per share closing price of the Company’s common stock on May 8, 2017. Holders of the notes will have the right to require the Company to repurchase all or some of their notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain fundamental change events. The offering is expected to close on or about May 12, 2017, subject to satisfaction of customary closing conditions.

In connection with the offering of the notes, the Company entered into capped call transactions with one or more of the initial purchasers or their respective affiliates (in this capacity, the “option counterparties”). The capped call transactions are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their over-allotment option, the Company expects to enter into additional capped call transactions with the option counterparties.

The Company intends to use approximately $17.9 million of the net proceeds from this offering to pay the cost of the capped call transactions. The Company intends to use the remainder of the net proceeds from the offering, along with cash received from existing option counterparties in connection with the partial unwind of the existing call spread transactions referred to below, to repay existing indebtedness, including using approximately $165.3 million to repurchase approximately $103.5 million principal amount of the Company’s convertible notes due on November 15, 2017 (the “existing convertible notes”) from a limited number of holders in privately negotiated transactions, which amount includes accrued and unpaid interest on such existing convertible notes to the date of repurchase. If the initial purchasers exercise their over-allotment option, the Company expects to use the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties and to repay indebtedness under the Company’s existing credit agreement.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other of the Company’s securities in secondary market transactions following the pricing of the notes and prior to maturity of the notes (and are likely to do so during any observation period related to a conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the notes, which could affect the ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that holders will receive upon conversion of the notes.

In addition, if any such capped call transactions fail to become effective, whether or not this offering of notes is completed, the option counterparties or their respective affiliates may unwind their hedge positions with respect to the Company’s common stock, which could adversely affect the value of the Company’s common stock and, if the notes have been issued, the value of the notes.

In connection with the existing convertible notes, the Company entered into convertible note hedge transactions and warrant transactions (the “existing call spread transactions”) with certain financial institutions (the “existing option counterparties”). In connection with the Company’s intended repurchase of existing convertible notes, the Company entered into agreements with the existing option counterparties to terminate a portion of such existing call spread transactions, in each case, in a notional amount corresponding to the amount of such existing convertible notes repurchased. In connection with any termination of existing call spread transactions and the related unwinding of the existing hedge position of the existing option counterparties with respect to such transactions, such existing option counterparties and/or their respective affiliates may sell shares of the Company’s common stock in secondary market transactions, and/or enter into or unwind various derivative transactions with respect to the Company’s common stock. This activity could decrease (or reduce the size of any increase in) the market price of the Company’s common stock at that time and it could decrease (or reduce the size of any increase in) the market value of the notes. In connection with these transactions, the Company expects to separately receive payments in connection with the partial unwind of such convertible note hedge transactions and expects to make deliveries of shares of the Company’s common stock in connection with the partial unwind of such warrant transactions, in each case, in amounts that depend on the market price of the Company’s common stock at such times as agreed with the existing option counterparties.

The Company also expects that, in connection with the repurchase a portion of its existing convertible notes, those holders of the existing convertible notes that sell their existing convertible notes to the Company may enter into or unwind various derivatives with respect to the Company’s common stock and/or purchase or sell shares of the Company’s common stock in the market to hedge their exposure in connection with these transactions. In particular, the Company expects that many holders of the existing convertible notes employ a convertible arbitrage strategy with respect to the existing convertible notes and have a short position with respect to the Company’s common stock that they would close, through purchases of the Company’s common stock, in connection with the Company’s repurchase of their existing convertible notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the notes at that time, and could result in a higher effective conversion price for the notes.

The notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the common stock issuable upon conversion of the notes have been registered under the Securities Act or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such a registration requirements.

This press release does not and shall not constitute an offer to sell or the solicitation of an offer to buy any notes or common stock, nor shall there be any sale of notes or common stock, in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction. Any offer, if at all, will be made only pursuant to Rule 144A under the Securities Act.

About Kaman Corporation

Kaman Corporation, founded in 1945 by aviation pioneer Charles H. Kaman, and headquartered in Bloomfield, Connecticut conducts business in the aerospace and industrial distribution markets. The company produces and markets proprietary aircraft bearings and components; super precision, miniature ball bearings; complex metallic and composite aerostructures for commercial, military and general aviation fixed and rotary wing aircraft; safe and arming solutions for missile and bomb systems for the U.S. and allied militaries; subcontract helicopter work; restoration, modification and support of our SH-2G Super Seasprite maritime helicopters; manufacture and support of our K-MAX® manned and unmanned medium-to-heavy lift helicopters; and engineering design, analysis and certification services. The company is a leading distributor of industrial parts, and operates approximately 240 customer service centers and five distribution centers across the U.S. and Puerto Rico. Kaman offers more than four million items including bearings, mechanical power transmission, electrical, material handling, motion control, fluid power, automation and MRO supplies to customers in virtually every industry. Additionally, Kaman provides engineering, design and support for automation, electrical, linear, hydraulic and pneumatic systems as well as belting and rubber fabrication, customized mechanical services, hose assemblies, repair, fluid analysis and motor management.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the timely receipt of any necessary export approvals and/or other licenses or authorizations from the U.S. Government; (vi) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vii) the successful resolution of government inquiries or investigations relating to our businesses and programs; (viii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover start-up costs and other investments in the programs; (ix) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (x) the receipt and successful execution of production orders under the Company’s existing U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, but excluding any next generation programmable fuze programs, as all have been assumed in connection with goodwill impairment evaluations; (xi) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investment in the restart of the K-MAX® production line; (xii) the accuracy of current cost estimates associated with environmental remediation activities; (xiii) the profitable integration of acquired businesses into the Company’s operations; (xiv) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xv) changes in supplier sales or vendor incentive policies; (xvi) the effects of price increases or decreases; (xvii) the effects of pension regulations, pension plan assumptions, pension plan asset performance, future contributions and the pension freeze, including the ultimate determination of the U.S. Government’s share of any pension curtailment adjustment calculated in accordance with CAS 413; (xviii) future levels of indebtedness and capital expenditures; (xix) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xx) the effects of currency exchange rates and foreign competition on future operations; (xxi) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxii) the effects, if any, of the UK’s exit from the EU; (xxiii) future repurchases and/or issuances of common stock; (xxiv) the incurrence of unanticipated restructuring costs or the failure to realize anticipated savings or benefits from past or future expense reduction actions; and (xxv) other risks and uncertainties set forth herein, in our 2016 Form 10-K and in our Form 10-Q for the fiscal quarter ended March 31, 2017.

Any forward-looking information provided in this press release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this press release.

Source: Kaman Corporation

Contact:

James Coogan

Vice President, Investor Relations

Phone: 860-243-6342

Email: james.coogan@kaman.com